Filed Pursuant to Rule 497(e)

Registration No. 033-06790

The TETON Westwood Funds

TETON Convertible Securities Fund

(the “Fund”)

Supplement dated July 8, 2025, to the Fund’s
Summary Prospectus and Statutory Prospectus, each dated January 28, 2025

The Board of Trustees of The TETON Westwood Funds has approved the transfer of the Fund’s investment advisory agreement from Teton Advisors, LLC (“Teton Advisors”) to its affiliate, Keeley-Teton Advisors, LLC (“Keeley Teton”). The transfer will not result in any change to the services provided under the investment advisory agreement. The personnel of Teton Advisors who perform such services will continue to perform the same services on behalf of Keeley Teton, which has assumed the investment advisory agreement. In addition, Keeley Teton has assumed Teton Advisors’ obligations under the Operating Expenses Limitation Agreement.

There has been no change of actual control or management of the Fund’s investment adviser. The transfer did not constitute an “assignment” of the investment advisory agreement for purposes of the Investment Company Act of 1940, and therefore, a shareholder vote was not required.

Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

On pages 1 and 6 of the Summary Prospectus and pages 17 and 24 of the Prospectus, the references to “Teton Advisors, LLC” are replaced with “Keeley-Teton Advisors, LLC.”

On page 52 of the Prospectus, under the heading “MANAGEMENT OF THE FUNDS,” the sub-section “The Adviser” is deleted in its entirety and replaced with the following:

The Advisers. Teton Advisors, LLC, Gabelli Funds, LLC and Keeley-Teton Advisors, LLC (collectively, the “Advisers”) serve as investment advisers to the Funds as described below.

Teton Advisors, LLC

Teton Advisors, LLC (the “Adviser”), located at 189 Mason Street, Greenwich, CT 06830, serves as investment adviser to the Mighty Mites Fund, the Equity Fund and the Balanced Fund. The Adviser is a Delaware limited liability company and a wholly owned subsidiary of Teton Advisors, Inc.

Gabelli Funds, LLC

Gabelli Funds, LLC (the “Small Cap Adviser”), located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Small Cap Fund. Keeley-Teton Advisors, LLC previously served as investment adviser to the Small Cap Fund and transferred the investment advisory agreement to Gabelli Funds, LLC in May 2025. The transfer did not constitute an “assignment” of the investment advisory agreement for purposes of the 1940 Act. The Small Cap Adviser is a New York limited liability company and a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”).

Keeley-Teton Advisors, LLC

Keeley-Teton Advisors, LLC (the “Convertible Securities Adviser”), located at 141 West Jackson, Suite 2150, Chicago, IL 60604, serves as investment adviser to the Convertible Securities Fund. Teton Advisors, LLC previously served as investment adviser to the Convertible Securities Fund and transferred the investment advisory agreement to Keeley-Teton Advisors, LLC in June 2025. The transfer did not constitute an “assignment” of the investment advisory agreement for purposes of the 1940 Act. The Convertible Securities Adviser is a Delaware limited liability company and a wholly owned subsidiary of Teton Advisors, Inc.

The Advisers make investment decisions for the Funds and continuously review and administer the Funds’ investment programs and manage the Funds’ operations under the general supervision of the Trust’s Board of Trustees (the “Board”). Each Adviser monitors individual client guidelines, regulatory requirements, cash movements, and progress regarding purchases and sales of securities. Each Adviser’s risk management, trading, legal, accounting, compliance, and client service functions participate in the investment implementation process. As compensation for their services and the related expenses the Advisers bear, the Advisers are contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers and/or reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2024.

Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)	Advisory Fee Paid for Fiscal Year Ended 9/30/24 (as a percentage of average daily net assets)
Mighty Mites Fund	1.00%	0.97%
Small Cap Fund	1.00%	0.61%
Convertible Securities Fund	1.00%	0.53%
Equity Fund	1.00%	1.00%
Balanced Fund	0.75%	0.75%

With respect to each of the Small Cap and Convertible Securities Funds, the Board has approved expense limitation agreements under which the Small Cap Adviser and the Convertible Securities Adviser, respectively, have contractually agreed to waive its investment advisory fees and/or reimburse the Funds’ expenses to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at the levels set forth in the fee tables of the Funds until at least January 31, 2026, and may not be terminated by either Fund or the Small Cap Adviser or the Convertible Securities Adviser before such time. Thereafter, either agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Small Cap Adviser or the Convertible Securities Adviser, either of the Small Cap Adviser or the Convertible Securities Adviser, as applicable, will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term.

In addition, the Small Cap Fund has agreed, during the two year period following any waiver or reimbursement by the Small Cap Adviser, and the Convertible Securities Fund has agreed during the three year period following any waiver or reimbursement by the Convertible Securities Adviser, to repay such amount to the extent each Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment.

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